2023 FIRST QUARTER Conference Call 888-346-0688 | ID – EastGroup April 26, 2023 11:00 a.m. Eastern Time webcast available at EastGroup.net Supplemental Information 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net March 31, 2023

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2023 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, strategies, and will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the costs to develop properties; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the impacts of inflation; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, Real Estate Investment Trust (“REIT”) or corporate income tax laws, or potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; availability of financing and capital, increase in interest rates, and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2023, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) March 31, 2023 December 31, 2022 ASSETS Real estate properties 4,478,505$ 4,395,972 Development and value-add properties 524,929 538,449 5,003,434 4,934,421 Less accumulated depreciation (1,179,134) (1,150,814) 3,824,300 3,783,607 Unconsolidated investment 7,507 7,230 Cash 9,390 56 Other assets 239,264 244,944 TOTAL ASSETS 4,080,461$ 4,035,837 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 69,787$ 168,454 Unsecured debt, net of debt issuance costs 1,725,805 1,691,259 Secured debt, net of debt issuance costs 2,003 2,031 Accounts payable and accrued expenses 157,644 136,988 Other liabilities 88,840 83,666 Total Liabilities 2,044,079 2,082,398 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 44,242,699 shares issued and outstanding at March 31, 2023 and 43,575,539 at December 31, 2022 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 2,355,476 2,251,521 Distributions in excess of earnings (345,622) (334,898) Accumulated other comprehensive income 26,109 36,371 Total Stockholders' Equity 2,035,967 1,952,998 Noncontrolling interest in joint ventures 415 441 Total Equity 2,036,382 1,953,439 TOTAL LIABILITIES AND EQUITY 4,080,461$ 4,035,837

Page 4 of 24 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2023 2022 REVENUES Income from real estate operations 133,964$ 112,952 Other revenue 1,061 22 135,025 112,974 EXPENSES Expenses from real estate operations 36,186 31,064 Depreciation and amortization 41,014 36,341 General and administrative 5,204 4,310 Indirect leasing costs 140 175 82,544 71,890 OTHER INCOME (EXPENSE) Interest expense (13,025) (8,110) Gain on sales of real estate investments 4,809 30,352 Other 439 278 NET INCOME 44,704 63,604 Net income attributable to noncontrolling interest in joint ventures (14) (24) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 44,690 63,580 Other comprehensive income (loss) - interest rate swaps (10,262) 15,828 TOTAL COMPREHENSIVE INCOME 34,428$ 79,408 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.02$ 1.54 Weighted average shares outstanding 43,751 41,246 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.02$ 1.54 Weighted average shares outstanding 43,823 41,359 March 31, Three Months Ended

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2023 2022 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 44,690$ 63,580 Depreciation and amortization 41,014 36,341 Company's share of depreciation from unconsolidated investment 31 31 Depreciation and amortization from noncontrolling interest (1) (3) Gain on sales of real estate investments (4,809) (30,352) Gain on sales of non-operating real estate (81) - FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 80,844 69,597 Gain on casualties and involuntary conversion (1,027) - FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION* 79,817$ 69,597 NET INCOME 44,704$ 63,604 Interest expense (1) 13,025 8,110 Depreciation and amortization 41,014 36,341 Company's share of depreciation from unconsolidated investment 31 31 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 98,774 108,086 Gain on sales of real estate investments (4,809) (30,352) Gain on sales of non-operating real estate (81) - EBITDA FOR REAL ESTATE ("EBITDAre")* 93,884$ 77,734 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.02$ 1.54 FFO attributable to common stockholders* 1.84$ 1.68 FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders* 1.82$ 1.68 Weighted average shares outstanding for EPS and FFO purposes 43,823 41,359 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended March 31, (1) Net of capitalized interest of $3,735 and $2,244 for the three months ended March 31, 2023 and 2022, respectively.

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2023 2022 NET INCOME 44,704$ 63,604 Gain on sales of real estate investments (4,809) (30,352) Gain on sales of non-operating real estate (81) - Interest income (81) - Other revenue (1,061) (22) Indirect leasing costs 140 175 Depreciation and amortization 41,014 36,341 Company's share of depreciation from unconsolidated investment 31 31 Interest expense (1) 13,025 8,110 General and administrative expense (2) 5,204 4,310 Noncontrolling interest in PNOI of consolidated joint ventures (16) (21) PROPERTY NET OPERATING INCOME ("PNOI")* 98,070 82,176 PNOI from 2022 acquisitions (4,039) - PNOI from 2022 and 2023 development and value-add properties (9,591) (1,896) PNOI from 2022 and 2023 operating property dispositions 94 (273) Other PNOI 112 11 SAME PNOI (Straight-Line Basis)* 84,646 80,018 Lease termination fee income from same properties (38) (1,394) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 84,608 78,624 Straight-line rent adjustments for same properties (245) (2,075) Acquired leases — market rent adjustment amortization for same properties (161) (713) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 84,202$ 75,836 Three Months Ended * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. March 31, (1) Net of capitalized interest of $3,735 and $2,244 for the three months ended March 31, 2023 and 2022, respectively. (2) Net of capitalized development costs of $2,455 and $2,469 for the three months ended March 31, 2023 and 2022, respectively.

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2023 2022 OPERATING ACTIVITIES Net income 44,704$ 63,604 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 41,014 36,341 Stock-based compensation expense 2,784 1,903 Gain on sales of real estate investments (4,809) (30,352) Gain on sales of non-operating real estate (81) - Gain on casualties and involuntary conversion on real estate assets (1,027) - Changes in operating assets and liabilities: Accrued income and other assets 1,005 1,372 Accounts payable, accrued expenses and prepaid rent 9,674 9,380 Other 197 16 NET CASH PROVIDED BY OPERATING ACTIVITIES 93,461 82,264 INVESTING ACTIVITIES Development and value-add properties (64,112) (127,112) Real estate improvements (15,777) (9,840) Net proceeds from sales of real estate investments 10,765 38,133 Leasing commissions (7,921) (9,344) Changes in accrued development costs 12,271 4,494 Changes in other assets and other liabilities (49) (10,476) NET CASH USED IN INVESTING ACTIVITIES (64,823) (114,145) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 143,872 217,290 Repayments on unsecured bank credit facilities (241,845) (229,187) Proceeds from unsecured debt 100,000 100,000 Repayments on unsecured debt (65,000) (75,000) Repayments on secured debt (24) (23) Debt issuance costs (1,631) (648) Distributions paid to stockholders (not including dividends accrued) (55,173) (46,033) Proceeds from common stock offerings 105,716 74,249 Common stock offering related costs (395) (70) Other (4,824) (7,372) NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES (19,304) 33,206 INCREASE IN CASH AND CASH EQUIVALENTS 9,334 1,325 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 56 4,393 CASH AND CASH EQUIVALENTS AT END OF PERIOD 9,390$ 5,718 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $3,735 and $2,244 for 2023 and 2022, respectively 7,756$ 5,476 Cash paid for operating lease liabilities 569 515 Three Months Ended March 31,

Page 8 of 24 Same Property Portfolio Analysis (In thousands) (Unaudited) 2023 2022 % Change Same Property Portfolio (1) Square feet as of period end 46,514 46,514 Average occupancy 98.7% 97.4% 1.3% Occupancy as of period end 98.6% 97.8% 0.8% Same Property Portfolio Analysis (Straight-Line Basis) (1) * Income from real estate operations 115,766$ 109,926 5.3% Less cash received for lease terminations (38) (1,394) Income excluding lease termination income 115,728 108,532 6.6% Expenses from real estate operations (31,120) (29,908) 4.1% PNOI excluding income from lease terminations 84,608$ 78,624 7.6% Same Property Portfolio Analysis (Cash Basis) (1) * Income from real estate operations 115,360$ 107,138 7.7% Less cash received for lease terminations (38) (1,394) Income excluding lease termination income 115,322 105,744 9.1% Expenses from real estate operations (31,120) (29,908) 4.1% PNOI excluding income from lease terminations 84,202$ 75,836 11.0% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/22 through 3/31/23. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. March 31, Three Months Ended

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2023 2022 Straight-line rent income adjustment 3,481$ 2,440 Recoveries (reserves) of uncollectible straight-line rent (250) 29 Net straight-line rent adjustment 3,231 2,469 Lease termination fee income 55 1,394 Recoveries (reserves) of uncollectible cash rent (119) 77 Stock-based compensation expense (2,784) (1,903) Debt issuance costs amortization (484) (310) Indirect leasing costs (140) (175) Gain on casualties and involuntary conversion (1) 1,027 - Acquired leases - market rent adjustment amortization 599 845 2023 2022 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 43,751 41,246 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 43,751 41,246 Potential common shares: Unvested restricted stock 72 113 DILUTED SHARES FOR EPS AND FFO 43,823 41,359 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. (Items below represent increases or (decreases) in FFO) March 31, Three Months Ended Three Months Ended March 31, SELECTED INCOME STATEMENT INFORMATION

EASTGROUP PROPERTIES

Financial Statistics

($ in thousands, except per share data)
(Unaudited)

		Quarter Ended	Years Ended			
		3/31/23	2022	2021	2020	2019
ASSETS/MARKET CAPITALIZATION						
Assets	$	4,080,461	4,035,837	3,215,336	2,720,803	2,546,078
Equity Market Capitalization		7,314,203	6,451,794	9,403,107	5,477,783	5,164,306
Total Market Capitalization (Debt and Equity) (1)		9,118,242	8,318,835	10,859,473	6,791,879	6,350,438
Shares Outstanding - Common		44,242,699	43,575,539	41,268,846	39,676,828	38,925,953
Price per share	$	165.32	148.06	227.85	138.06	132.67
FFO CHANGE*						
FFO per diluted share	$	1.84	7.00	6.09	5.38	4.98
Change compared to same period prior year		9.5%	14.9%	13.2%	8.0%	6.9%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	1.25	4.70	3.58	3.08	2.94
FFO per diluted share		1.84	7.00	6.09	5.38	4.98
Dividend payout ratio		68%	67%	59%	57%	59%
COMMON DIVIDEND YIELD (2)						
Dividend distribution	$	1.25	4.70	3.58	3.08	2.94
Price per share		165.32	148.06	227.85	138.06	132.67
Dividend yield		3.02%	3.17%	1.57%	2.23%	2.22%
FFO MULTIPLE (3) *						
FFO per diluted share	$	1.84	7.00	6.09	5.38	4.98
Price per share		165.32	148.06	227.85	138.06	132.67
Multiple		22.46	21.15	37.41	25.66	26.64
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	93,884	337,536	278,959	245,669	221,517
Interest expense		13,025	38,499	32,945	33,927	34,463
Interest and fixed charge coverage ratio		7.21	8.77	8.47	7.24	6.43
DEBT-TO-EBITDAre RATIO (4) *						
Debt	$	1,797,595	1,861,744	1,451,778	1,310,895	1,182,602
EBITDAre		93,884	337,536	278,959	245,669	221,517
Debt-To-EBITDAre ratio (4)		4.79	5.52	5.20	5.34	5.34
Adjusted debt-to-pro forma EBITDAre ratio (4)		3.95	4.48	3.83	4.43	3.92
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		19.8%	22.4%	13.4%	19.3%	18.7%

ISSUER RATINGS (5)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.
(2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share.
(3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share.
(4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period.
(5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 3/31/23	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 4/24/23	
Lease-Up							
Zephyr [2]	San Francisco, CA	82,000	$ 29,043	29,800	04/23	42%	
McKinney 3 & 4	Dallas, TX	212,000	26,017	27,800	06/23	100%	
Access Point 3 [2]	Greenville, SC	299,000	23,274	25,400	07/23	72%	
Horizon West 1	Orlando, FL	97,000	11,581	12,600	07/23	100%	
Grand Oaks 75 4	Tampa, FL	185,000	16,582	19,000	09/23	61%	
LakePort 4 & 5	Dallas, TX	177,000	20,330	25,000	09/23	100%	
Arlington Tech 3	Fort Worth, TX	77,000	9,305	10,300	02/24	0%	
Gateway 2	Miami, FL	133,000	19,906	23,700	02/24	36%	
Total Lease-up		1,262,000	156,038	173,600		71%	Wgt Avg %
Under Construction							
Hillside 1	Greenville, SC	122,000	10,166	11,600	04/24	0%	
I-20 West Business Center	Atlanta, GA	155,000	13,378	14,500	04/24	68%	
Springwood 1 & 2	Houston, TX	292,000	27,452	33,300	05/24	9%	
Steele Creek 11 & 12	Charlotte, NC	241,000	21,219	25,900	05/24	87%	
Stonefield 35 1-3	Austin, TX	274,000	22,152	35,300	06/24	19%	
SunCoast 10	Fort Myers, FL	100,000	5,820	13,600	06/24	66%	
McKinney 1 & 2	Dallas, TX	172,000	12,657	27,300	08/24	0%	
Horizon West 10	Orlando, FL	357,000	10,712	44,600	10/24	82%	
Baswood 3-5	Fort Worth, TX	351,000	14,235	45,000	11/24	0%	
Cass White 1 & 2	Atlanta, GA	296,000	6,818	31,900	12/24	0%	
Riverside 1 & 2	Atlanta, GA	284,000	3,653	33,700	12/24	0%	
Eisenhauer Point 10-12	San Antonio, TX	223,000	5,565	29,400	01/25	0%	
Gateway South Dade 1 & 2	Miami, FL	169,000	11,311	33,400	02/25	0%	
Total Under Construction		3,036,000	165,138	379,500		25%	Wgt Avg %
Total Lease-Up and Under Construction		4,298,000	$ 321,176	553,100		38%	Wgt Avg %

Projected Stabilized Yields [3]	Yield
Lease-Up	6.9%
Under Construction	6.7%
Development	6.8%
Value-Add	6.1%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	50	655,000	$ 15,542
Sacramento, CA	7	82,000	3,186
San Francisco, CA	4	65,000	3,561
Fort Myers, FL	28	364,000	8,944
Miami, FL	25	341,000	20,988
Orlando, FL	57	696,000	19,053
Tampa, FL	2	32,000	825
Atlanta, GA	117	1,206,000	12,658
Jackson, MS	3	28,000	706
Charlotte, NC	158	1,146,000	14,206
Greenville, SC	71	476,000	6,662
Austin, TX	141	1,681,000	52,148
Dallas, TX	12	-	4,594
Fort Worth, TX	16	313,000	5,972
Houston, TX	108	1,536,000	31,109
San Antonio, TX	17	201,000	3,599
Total Prospective Development	816	8,822,000	203,753
Total Development and Value-Add Properties	816	13,120,000	$ 524,929

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

(2) Represents value-add acquisitions.

(3) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 24

Page 12 of 24 Development and Value-Add Properties Transferred to Real Estate Properties ($ in thousands) (Unaudited) Cumulative Costs at Conversion % Leased Square Feet (SF) 3/31/23 Date 4/24/23 1st Quarter Grand West Crossing 1 Houston, TX 121,000 13,204$ 02/23 100% SunCoast 11 Fort Myers, FL 79,000 9,766 02/23 100% Cypress Preserve 1 & 2 (1) Houston, TX 516,000 54,128 03/23 100% Total Transferred to Real Estate Properties 716,000 77,098$ Projected Stabilized Yield (2) 5.8% 100% Wgt Avg % (1) Represents value-add acquisition. (2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 13 of 24 Acquisitions and Dispositions Through March 31, 2023 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price 1st Quarter None Date Property Name Location Size Gross Sales Price 1st Quarter 03/02/23 Basswood Land Fort Worth, TX 2.0 Acres 1,550$ 81 (1) 03/31/23 World Houston 23 Houston, TX 125,000 SF 9,600 4,809 (2) 125,000 SF Total Dispositions 2.0 Acres 11,150$ 4,890 (2) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. DISPOSITIONS ACQUISITIONS Realized Gain (1) Included in Other on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 14 of 24 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2023 2022 Upgrade on acquisitions 270$ 278 Tenant improvements: New tenants 5,441 3,456 Renewal tenants 911 710 Other: Building improvements 2,203 2,569 Roofs 7,070 1,151 Parking lots 842 236 Other 150 326 TOTAL REAL ESTATE IMPROVEMENTS (1) 16,887$ 8,726 CAPITALIZED LEASING COSTS (Principally Commissions) Development and value-add 4,550$ 4,286 New tenants 2,137 3,586 Renewal tenants 2,363 3,401 TOTAL CAPITALIZED LEASING COSTS (2)(3) 9,050$ 11,273 (1) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2023 2022 Total Real Estate Improvements 16,887$ 8,726 Change in real estate property payables (887) (192) Change in construction in progress (223) 1,306 15,777$ 9,840 (2) Included in Other Assets on the Consolidated Balance Sheets. (3) Reconciliation of Total Capitalized Leasing Costs to Leasing Commissions on the Consolidated Statements of Cash Flows: 2023 2022 Total Capitalized Leasing Costs 9,050$ 11,273 Change in leasing commissions payables (1,129) (1,929) 7,921$ 9,344 Three Months Ended March 31, Three Months Ended Three Months Ended March 31, Leasing Commissions on the Consolidated Statements of Cash Flows March 31, Real Estate Improvements on the Consolidated Statements of Cash Flows

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended March 31, 2023	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	18	458	6.6	40.5%	25.5%	$ 3.06	$ 4.43	$ 7.49
Renewal Leases	63	1,201	3.7	51.6%	34.5%	0.65	1.85	2.50
Total/Weighted Average	**81**	**1,659**	**4.5**	**48.5%**	**32.0%**	**$ 1.32**	**$ 2.56**	**$ 3.88**
					Per Year	**$ 0.29**	**$ 0.57**	**$ 0.86**

Weighted Average Retention [3] **72.9%**

	03/31/23	12/31/22	09/30/22	06/30/22	03/31/22
Percentage Leased	98.7%	98.7%	99.0%	99.1%	98.8%
Percentage Occupied	97.9%	98.3%	98.5%	98.5%	97.9%

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
March 31, 2023
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2023 [2]	Lease Expirations in Square Feet 2024	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Same PNOI Change* (excluding income from lease terminations) QTR Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change New and Renewal Leases [3] QTR Cash Basis [4]
Florida										
Tampa	4,348,000	7.7%	99.7%	99.6%	347,000	627,000	14.5%	12.9%	48.3%	34.5%
Orlando	4,191,000	8.2%	100.0%	100.0%	368,000	684,000	12.6%	9.8%	49.4%	42.0%
Jacksonville	2,273,000	3.5%	100.0%	100.0%	146,000	530,000	13.0%	13.6%	38.2%	25.8%
Miami/Fort Lauderdale	1,733,000	3.6%	91.8%	90.6%	192,000	349,000	-9.8%	2.9%	51.6%	40.4%
Fort Myers	784,000	1.4%	100.0%	100.0%	90,000	102,000	2.6%	1.9%	45.8%	27.7%
	13,329,000	**24.4%**	**98.8%**	**98.6%**	**1,143,000**	**2,292,000**	**9.0%**	**9.9%**	**47.9%**	**36.3%**
Texas										
Houston	6,816,000	10.6%	97.4%	93.6%	272,000	915,000	15.0%	17.2%	28.4%	10.2%
Dallas	4,862,000	9.0%	99.7%	99.1%	437,000	777,000	3.6%	13.5%	74.2%	52.6%
San Antonio	4,411,000	8.3%	97.5%	97.3%	251,000	665,000	5.5%	9.0%	29.0%	16.2%
Austin	1,302,000	3.1%	97.7%	97.7%	76,000	275,000	3.9%	5.1%	23.3%	15.4%
El Paso	1,126,000	1.7%	100.0%	100.0%	106,000	194,000	5.1%	5.9%	59.4%	41.9%
Fort Worth	1,031,000	1.8%	100.0%	98.0%	75,000	81,000	-6.4%	-7.5%	63.6%	44.0%
	19,548,000	**34.5%**	**98.3%**	**96.7%**	**1,217,000**	**2,907,000**	**7.1%**	**11.5%**	**35.7%**	**18.9%**
California										
Los Angeles [5]	2,484,000	7.2%	100.0%	100.0%	149,000	141,000	8.1%	11.8%	N/A	N/A
San Francisco	2,421,000	6.3%	94.1%	94.1%	192,000	360,000	11.1%	6.5%	N/A	N/A
San Diego [5]	1,933,000	5.4%	100.0%	100.0%	123,000	59,000	1.1%	21.0%	N/A	N/A
Fresno	398,000	0.5%	88.8%	88.8%	68,000	48,000	4.7%	4.1%	13.0%	3.6%
Sacramento	329,000	0.7%	100.0%	100.0%	-	10,000	N/A	N/A	N/A	N/A
	7,565,000	**20.1%**	**97.5%**	**97.5%**	**532,000**	**618,000**	**7.2%**	**11.9%**	**13.0%**	**3.6%**
Arizona										
Phoenix	3,000,000	5.4%	100.0%	98.7%	206,000	336,000	2.3%	11.6%	96.3%	71.8%
Tucson	848,000	1.4%	100.0%	100.0%	-	101,000	0.7%	3.0%	50.6%	30.4%
	3,848,000	**6.8%**	**100.0%**	**99.0%**	**206,000**	**437,000**	**1.9%**	**9.7%**	**89.6%**	**65.7%**
Other Core										
Charlotte	3,642,000	5.8%	100.0%	99.0%	157,000	703,000	14.5%	15.9%	72.8%	49.2%
Atlanta	1,312,000	2.1%	100.0%	100.0%	30,000	376,000	1.9%	3.8%	N/A	N/A
Denver	886,000	2.0%	99.0%	99.0%	25,000	61,000	7.2%	10.0%	N/A	N/A
Las Vegas	754,000	1.8%	100.0%	98.4%	117,000	66,000	11.6%	15.8%	104.4%	78.2%
Greenville	470,000	0.7%	100.0%	100.0%	-	-	-5.8%	-3.6%	N/A	N/A
	7,064,000	**12.4%**	**99.9%**	**99.2%**	**329,000**	**1,206,000**	**9.9%**	**12.1%**	**85.1%**	**60.7%**
Total Core Markets	**51,354,000**	**98.2%**	**98.7%**	**97.8%**	**3,427,000**	**7,460,000**	**7.6%**	**11.1%**	**49.2%**	**32.7%**
Total Other Markets	**1,293,000**	**1.8%**	**99.6%**	**99.0%**	**88,000**	**465,000**	**8.8%**	**8.9%**	**27.3%**	**13.5%**
Total Operating Properties	**52,647,000**	**100.0%**	**98.7%**	**97.9%**	**3,515,000**	**7,925,000**	**7.6%**	**11.0%**	**48.5%**	**32.0%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through March 31, 2023

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	686,000	1.3%	$ -	0.0%
2023 - remainder of year [1]	3,515,000	6.7%	26,950	6.9%
2024	7,925,000	15.0%	56,113	14.4%
2025	8,113,000	15.4%	63,129	16.2%
2026	9,433,000	17.9%	72,442	18.6%
2027	8,581,000	16.3%	69,266	17.8%
2028	4,595,000	8.7%	31,997	8.2%
2029	2,771,000	5.3%	20,503	5.3%
2030	1,792,000	3.4%	11,167	2.9%
2031	934,000	1.8%	8,591	2.2%
2032 and beyond	4,302,000	8.2%	29,112	7.5%
TOTAL	52,647,000	100.0%	$ 389,270	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of March 31, 2023
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [(1)]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.5%	2.0%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.6%	0.9%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.9%
4	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		2	Orlando, FL	91,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	28,000		
					0.7%	0.8%
5	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
		1	Jackson, MS	6,000		
					0.6%	0.7%
6	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.7%	0.7%
7	**Infinite Electronics Inc.**	4	Dallas, TX	320,000		
					0.6%	0.7%
8	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.5%	0.6%
9	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.7%	0.6%
10	**Essendant Co.**	1	Orlando, FL	404,000	0.8%	0.6%
		30		3,770,000	7.2%	8.5%

(1) Calculation: Customer Annualized Base Rent as of 03/31/23 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
March 31, 2023
($ in thousands, except per share data)
(Unaudited)

	Remainder of 2023	2024	2025	2026	2027	2028 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [(1)]	$ 50,000	170,000	145,000	140,000	175,000	1,050,000	1,730,000	5.9
Weighted average interest rate	*3.80%*	*3.65%*	*3.12%*	*2.57%*	*2.74%*	*3.61%*	*3.41%*	
Secured debt (fixed rate)	90	122	128	1,672	-	-	2,012	3.2
Weighted average interest rate	*3.85%*	*3.85%*	*3.85%*	*3.85%*	-	-	*3.85%*	
Total unsecured debt and secured debt	**$ 50,090**	**170,122**	**145,128**	**141,672**	**175,000**	**1,050,000**	**1,732,012**	5.9
Weighted average interest rate	*3.80%*	*3.65%*	*3.12%*	*2.58%*	*2.74%*	*3.61%*	*3.41%*	

Unsecured debt and secured debt (fixed rate)	$ 1,732,012
Unsecured bank credit facilities (variable rate)	
$50MM Line - 5.745% - matures 7/30/2025	17,027
$625MM Line - 5.682% - matures 7/30/2025	55,000
Total carrying amount of debt	**$ 1,804,039**
Total unamortized debt issuance costs	(6,444)
Total debt, net of unamortized debt issuance costs	**$ 1,797,595**
Equity market capitalization	
Shares outstanding - common	44,242,699
Price per share at quarter end	$ 165.32
Total equity market capitalization	**$ 7,314,203**
Total market capitalization (debt and equity) [(2)]	**$ 9,118,242**
Total debt / total market capitalization [(2)]	**19.8%**

(1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps.
(2) Before deducting unamortized debt issuance costs.

Page 19 of 24

Page 20 of 24 Continuous Common Equity Program Through March 31, 2023 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Weighted Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 652,909 163.55$ 106,782$ (1,461)$ 105,321$ 2nd Quarter (2) 168,125 163.35 27,463 (275) 27,188 TOTAL 2023 821,034 163.51$ 134,245$ (1,736)$ 132,509$ (1) As of April 25, 2023, the Company had common shares with an aggregate gross sales price of $615.8 million authorized and remaining for issuance under its continuous common equity program. (2) On March 30 and 31, 2023, the Company sold 168,125 shares of common stock under its continuous common equity offering program at a weighted average price of $163.35. These shares were deemed to be issued and outstanding upon settlement in April 2023.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended March 31, 2023 (1) 2022 2021 2020 2019 Debt 1,797,595$ 1,861,744$ 1,451,778 1,310,895 1,182,602 EBITDAre* 93,884 337,536 278,959 245,669 221,517 DEBT-TO-EBITDAre RATIO* 4.79 5.52 5.20 5.34 5.34 Debt 1,797,595$ 1,861,744$ 1,451,778 1,310,895 1,182,602 Subtract development and value-add properties in lease-up or under construction (321,176) (324,831) (376,611) (225,964) (315,794) Adjusted Debt* 1,476,419$ 1,536,913$ 1,075,167 1,084,931 866,808 EBITDAre* 93,884$ 337,536$ 278,959 245,669 221,517 Adjust for acquisitions as if owned for entire period - 6,900 4,213 1,906 5,590 Adjust for development and value-add properties in lease-up or under construction (612) (857) (700) (1,327) (2,072) Adjust for properties sold during the period 94 (235) (1,517) (1,081) (3,812) Pro Forma EBITDAre* 93,366$ 343,344$ 280,955 245,167 221,223 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO* 3.95 4.48 3.83 4.43 3.92 (1) Quarterly calculations annualize EBITDAre for the quarter. (2) Yearly calculations use EBITDAre for the 12-month period. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended December 31, (2)

EASTGROUP PROPERTIES

Outlook for 2023
(Unaudited)

		Low Range		High Range	
		Q2 2023	Y/E 2023	Q2 2023	Y/E 2023
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	39,074	165,698	41,742	171,030
Depreciation and amortization		42,301	172,118	42,301	172,118
Gain on sales of real estate investments and non-operating real estate		-	(4,890)	-	(4,890)
Funds from operations attributable to common stockholders*	$	81,375	332,926	84,043	338,258
Diluted shares		44,474	44,428	44,474	44,428
Per share data (diluted):					
Net income attributable to common stockholders	$	0.88	3.73	0.94	3.85
Funds from operations attributable to common stockholders		1.83	7.49	1.89	7.61

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2023	Initial Guidance for Year 2023	Actual for Year 2022
FFO per share	$7.49 - $7.61	$7.30 - $7.50	$7.00
FFO per share increase over prior year	7.9%	5.7%	14.9%
Same PNOI growth: cash basis [(1)]	6.5% - 7.5%[(2)]	5.5% - 6.5%[(2)]	8.9%
Average month-end occupancy - operating portfolio	97.2% - 98.2%	96.7% - 97.7%	98.0%
Lease termination fee income	$425,000	$1.0 million	$2.7 million
Reserves of uncollectible rent (Currently no identified bad debt for Q2-Q4)	$1.9 million	$2.0 million	$138,000
Development starts:			
Square feet	2.6 million	2.7 million	2.7 million
Projected total investment	$340 million	$330 million	$329 million
Value-add property acquisitions (Projected total investment)	none	none	$135 million
Operating property acquisitions	$60 million	$50 million	$378 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$75 million	$70 million	$52 million
Unsecured debt closing in period	$200 million at 5.50% weighted average interest rate	$350 million at 5.00% weighted average interest rate	$525 million at 3.82% weighted average interest rate
Common stock issuances	$180 million	$100 million	$75 million
General and administrative expense	$17.8 million	$17.4 million	$16.4 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/22 and are projected to be in the operating portfolio through 12/31/23; includes 46,437,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance across periods. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2022 through March 31, 2023. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.